Fourth Quarter 2022
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted Banking segment pre-tax, pre-provision earnings, Banking segment core noninterest income, Mortgage segment core noninterest income, Banking segment core noninterest expense, Mortgage segment core noninterest expense, Banking segment core revenue, Mortgage segment core revenue, Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive (loss) income.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables in this Supplemental Financial Information dated January 17, 2023, for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2022				2021
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Statement of Income Data
Total interest income	$147,598	$128,483	$110,214	$95,127	$97,219
Total interest expense	37,100	17,099	8,043	6,945	7,464
Net interest income	110,498	111,384	102,171	88,182	89,755
Total noninterest income	17,469	22,592	33,214	41,392	53,219
Total noninterest expense	80,230	81,847	96,997	89,272	90,902
Earnings before income taxes and provisions for credit losses	47,737	52,129	38,388	40,302	52,072
Provisions for credit losses	(456)	11,367	12,318	(4,247)	(10,769)
Income tax expense	10,042	8,931	6,717	9,313	14,006
Net income applicable to noncontrolling interest	8	—	8	—	8
Net income applicable to FB Financial Corporation(a)	$38,143	$31,831	$19,345	$35,236	$48,827
Net interest income (tax-equivalent basis)	$111,279	$112,145	$102,926	$88,932	$90,537
Adjusted net income*	$40,045	$32,117	$30,051	$35,365	$42,551
Adjusted pre-tax, pre-provision earnings*	$50,299	$52,516	$52,856	$40,476	$43,573
Per Common Share
Diluted net income	$0.81	$0.68	$0.41	$0.74	$1.02
Adjusted diluted net income*	0.85	0.68	0.64	0.74	0.89
Book value	28.36	27.30	28.15	29.06	30.13
Tangible book value*	22.90	21.85	22.67	23.62	24.67
Adjusted tangible book value*	26.53	25.84	25.24	25.12	24.55
Weighted average number of shares outstanding - fully diluted	47,036,742	47,024,611	47,211,650	47,723,902	47,896,715
Period-end number of shares	46,737,912	46,926,377	46,881,896	47,487,874	47,549,241
Selected Balance Sheet Data
Cash and cash equivalents	$1,027,052	$618,290	$872,861	$1,743,311	$1,797,740
Loans held for investment (HFI)	9,298,212	9,105,016	8,624,337	8,004,976	7,604,662
Allowance for credit losses(b)	(134,192)	(134,476)	(126,272)	(120,049)	(125,559)
Mortgage loans held for sale(c)	108,961	97,011	222,400	318,549	672,924
Commercial loans held for sale	30,490	33,722	37,815	78,179	79,299
Investment securities, at fair value	1,474,176	1,485,133	1,621,344	1,686,738	1,681,892
Other real estate owned, net	5,794	5,919	9,398	9,721	9,777
Total assets	12,847,756	12,258,082	12,193,862	12,674,191	12,597,686
Interest-bearing deposits	8,179,203	7,039,568	7,647,782	8,208,580	8,096,683
Noninterest-bearing deposits	2,676,631	2,966,514	2,895,520	2,787,698	2,740,214
Total deposits	10,855,834	10,006,082	10,543,302	10,996,278	10,836,897
Borrowings	415,677	722,940	160,400	155,733	171,778
Total common shareholders' equity	1,325,425	1,281,161	1,319,852	1,379,776	1,432,602
Selected Ratios
Return on average:
Assets	1.22%	1.05%	0.62%	1.13%	1.60%
Shareholders' equity	11.7%	9.45%	5.74%	10.1%	13.7%
Tangible common equity*	14.6%	11.7%	7.09%	12.4%	16.8%
Average shareholders' equity to average assets	10.4%	11.1%	10.9%	11.2%	11.7%
Net interest margin (NIM) (tax-equivalent basis)	3.78%	3.93%	3.52%	3.04%	3.19%
Efficiency ratio (GAAP)	62.7%	61.1%	71.6%	68.9%	63.6%
Core efficiency ratio (tax-equivalent basis)*	61.0%	60.7%	61.1%	68.1%	67.0%
Loans HFI to deposit ratio	85.7%	91.0%	81.8%	72.8%	70.2%
Total loans to deposit ratio	86.9%	92.3%	84.3%	76.4%	77.1%
Noninterest-bearing deposits to total deposits	24.7%	29.6%	27.5%	25.4%	25.3%
Yield on interest-earning assets	5.04%	4.53%	3.80%	3.28%	3.45%
Cost of interest-bearing liabilities	1.84%	0.90%	0.40%	0.34%	0.38%
Cost of total deposits	1.20%	0.52%	0.25%	0.20%	0.22%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(b)	1.44%	1.48%	1.46%	1.50%	1.65%
Net charge-offs (recoveries) as a percentage of average loans HFI	0.02%	0.00%	0.09%	(0.03)%	0.12%
Nonperforming loans HFI as a percentage of total loans HFI	0.49%	0.47%	0.51%	0.51%	0.62%
Nonperforming assets as a percentage of total assets(c)	0.68%	0.62%	0.46%	0.44%	0.50%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	10.3%	10.5%	10.8%	10.9%	11.4%
Tangible common equity to tangible assets*	8.50%	8.54%	8.90%	9.03%	9.51%
Tier 1 capital (to average assets)	10.5%	10.7%	10.2%	10.2%	10.5%
Tier 1 capital (to risk-weighted assets)(d)	11.3%	11.2%	11.8%	12.3%	12.6%
Total capital (to risk-weighted assets)(d)	13.1%	13.0%	13.6%	14.2%	14.5%
Common equity Tier 1 (to risk-weighted assets) (CET1)(d)	11.0%	10.9%	11.5%	12.0%	12.3%
(a) Includes dividends declared and paid by the Company's REIT subsidiary to minority interest preferred shareholders in the fourth and second quarters of 2022 and the fourth quarter of 2021.
(b) Excludes reserve for credit losses on unfunded commitments of $22,969, $23,577, $20,399, $16,262, and $14,380 recorded in accrued expenses and other liabilities as of December 31, 2022, September 30, 2022, June 30, 2022 March 31, 2022, and December 31, 2021, respectively.
(c) Includes optional right to repurchase seriously delinquent GNMA loans previously sold as of December 31, 2022 and September 30, 2022. See nonperforming assets summary on page 14 of earnings release supplement.
(d) Risk-weighted assets are calculated using the standardized method of the Basel III Framework.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	4

Consolidated Statements of Income
For the Quarter Ended
(Unaudited)
(In Thousands, Except Share Data and %)
						Q4 2022	Q4 2022
						vs.	vs.
	2022				2021	Q3 2022	Q4 2021
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$133,180	$116,664	$99,655	$86,864	$89,996	14.2%	48.0%
Interest on securities
Taxable	6,707	6,843	6,499	5,420	4,534	(1.99)%	47.9%
Tax-exempt	1,806	1,818	1,842	1,866	1,885	(0.66)%	(4.19)%
Other	5,905	3,158	2,218	977	804	87.0%	634.5%
Total interest income	147,598	128,483	110,214	95,127	97,219	14.9%	51.8%
Interest expense:
Deposits	31,456	13,133	6,591	5,462	5,848	139.5%	437.9%
Borrowings	5,644	3,966	1,452	1,483	1,616	42.3%	249.3%
Total interest expense	37,100	17,099	8,043	6,945	7,464	117.0%	397.1%
Net interest income	110,498	111,384	102,171	88,182	89,755	(0.80)%	23.1%
Provision for credit losses	152	8,189	8,181	(6,129)	(11,646)	(98.1)%	(101.3)%
Provision for credit losses on unfunded commitments	(608)	3,178	4,137	1,882	877	(119.1)%	(169.3)%
Net interest income after provisions for credit losses	110,954	100,017	89,853	92,429	100,524	10.9%	10.4%
Noninterest income:
Mortgage banking income	9,106	12,384	22,559	29,531	31,350	(26.5)%	(71.0)%
Service charges on deposit accounts	3,019	3,208	2,908	2,914	2,817	(5.89)%	7.17%
ATM and interchange fees	2,546	2,614	5,353	5,087	5,310	(2.60)%	(52.1)%
Investment services and trust income	2,232	2,227	2,275	2,132	1,040	0.22%	114.6%
Gain (loss) from securities, net	25	(140)	(109)	(152)	46	(117.9)%	(45.7)%
(Loss) gain on sales or write-downs of other real estate owned	(25)	435	(26)	(498)	26	(105.7)%	(196.2)%
(Loss) gain from other assets	(227)	(6)	18	64	161	3,683.3%	(241.0)%
Other income	793	1,870	236	2,314	12,469	(57.6)%	(93.6)%
Total noninterest income	17,469	22,592	33,214	41,392	53,219	(22.7)%	(67.2)%
Total revenue	127,967	133,976	135,385	129,574	142,974	(4.49)%	(10.5)%
Noninterest expenses:
Salaries, commissions and employee benefits	45,839	51,028	55,181	59,443	58,562	(10.2)%	(21.7)%
Occupancy and equipment expense	6,295	6,011	5,853	5,403	5,549	4.72%	13.4%
Legal and professional fees	4,857	4,448	3,116	2,607	2,460	9.20%	97.4%
Data processing	2,096	2,334	2,404	2,481	2,531	(10.2)%	(17.2)%
Amortization of core deposits and other intangibles	1,039	1,108	1,194	1,244	1,295	(6.23)%	(19.8)%
Advertising	3,094	2,050	2,031	4,033	3,909	50.9%	(20.8)%
Mortgage restructuring expense	—	—	12,458	—	—	—%	—%
Other expense	17,010	14,868	14,760	14,061	16,596	14.4%	2.49%
Total noninterest expense	80,230	81,847	96,997	89,272	90,902	(1.98)%	(11.7)%
Income before income taxes	48,193	40,762	26,070	44,549	62,841	18.2%	(23.3)%
Income tax expense	10,042	8,931	6,717	9,313	14,006	12.4%	(28.3)%
Net income applicable to FB Financial Corporation and noncontrolling interest	38,151	31,831	19,353	35,236	48,835	19.9%	(21.9)%
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$38,143	$31,831	$19,345	$35,236	$48,827	19.8%	(21.9)%
Weighted average common shares outstanding:
Basic	46,909,389	46,908,520	47,111,055	47,530,520	47,683,682	—%	(1.62)%
Fully diluted	47,036,742	47,024,611	47,211,650	47,723,902	47,896,715	0.03%	(1.80)%
Earnings per common share:
Basic	$0.81	$0.68	$0.41	$0.74	$1.02	19.1%	(20.6)%
Fully diluted	0.81	0.68	0.41	0.74	1.02	19.1%	(20.6)%
Fully diluted - adjusted*	0.85	0.68	0.64	0.74	0.89	25.0%	(4.49)%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			2022
	For the Year Ended		vs.
	December 31,		2021
	2022	2021	Percent variance
Interest income:
Interest and fees on loans	$436,363	$359,262	21.5%
Interest on securities
Taxable	25,469	15,186	67.7%
Tax-exempt	7,332	7,657	(4.24)%
Other	12,258	2,893	323.7%
Total interest income	481,422	384,998	25.0%
Interest expense:
Deposits	56,642	30,189	87.6%
Borrowings	12,545	7,439	68.6%
Total interest expense	69,187	37,628	83.9%
Net interest income	412,235	347,370	18.7%
Provision for credit losses	10,393	(38,995)	(126.7)%
Provision for credit losses on unfunded commitments	8,589	(1,998)	(529.9)%
Net interest income after provisions for credit losses	393,253	388,363	1.26%
Noninterest income:
Mortgage banking income	73,580	167,565	(56.1)%
Service charges on deposit accounts	12,049	10,034	20.1%
ATM and interchange fees	15,600	19,900	(21.6)%
Investment services and trust income	8,866	8,558	3.60%
(Loss) gain from securities, net	(376)	324	(216.0)%
(Loss) gain on sales or write-downs of other real estate owned	(114)	2,504	(104.6)%
(Loss) gain from other assets	(151)	323	(146.7)%
Other income	5,213	19,047	(72.6)%
Total noninterest income	114,667	228,255	(49.8)%
Total revenue	526,902	575,625	(8.46)%
Noninterest expenses:
Salaries, commissions and employee benefits	211,491	248,318	(14.8)%
Occupancy and equipment expense	23,562	22,733	3.65%
Legal and professional fees	15,028	9,161	64.0%
Data processing	9,315	9,987	(6.73)%
Amortization of core deposit and other intangibles	4,585	5,473	(16.2)%
Advertising	11,208	13,921	(19.5)%
Mortgage restructuring expense	12,458	—	100.0%
Other expense	60,699	63,974	(5.12)%
Total noninterest expense	348,346	373,567	(6.75)%
Income before income taxes	159,574	243,051	(34.3)%
Income tax expense	35,003	52,750	(33.6)%
Net income applicable to noncontrolling interest and FB Financial Corporation	124,571	190,301	(34.5)%
Net income applicable to noncontrolling interests	16	16	—%
Net income applicable to FB Financial Corporation	$124,555	$190,285	(34.5)%
Weighted average common shares outstanding:
Basic	47,113,470	47,431,102	(0.67)%
Fully diluted	47,239,791	47,955,880	(1.49)%
Earnings per common share:
Basic	$2.64	$4.01	(34.2)%
Fully diluted	2.64	3.97	(33.5)%
Fully diluted - adjusted*	2.91	3.78	(23.0)%
*This measure is considered a non-GAAP financial measure. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q4 2022	Q4 2022
						vs.	vs.
	2022				2021	Q3 2022	Q4 2021
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$259,872	$193,301	$79,402	$61,637	$91,333	136.6%	184.5%
Federal funds sold and reverse repurchase agreements	210,536	115,140	233,588	134,763	128,087	328.7%	64.4%
Interest-bearing deposits in financial institutions	556,644	309,849	559,871	1,546,911	1,578,320	316.0%	(64.7)%
Cash and cash equivalents	1,027,052	618,290	872,861	1,743,311	1,797,740	262.3%	(42.9)%
Investments:
Available-for-sale debt securities, at fair value	1,471,186	1,482,171	1,618,241	1,683,525	1,678,525	(2.94)%	(12.4)%
Equity securities, at fair value	2,990	2,962	3,103	3,213	3,367	3.75%	(11.2)%
Federal Home Loan Bank stock, at cost	58,641	58,587	34,581	34,433	32,217	0.37%	82.0%
Mortgage loans held for sale, at fair value	108,961	97,011	222,400	318,549	672,924	48.9%	(83.8)%
Commercial loans held for sale, at fair value	30,490	33,722	37,815	78,179	79,299	(38.0)%	(61.6)%
Loans held for investment	9,298,212	9,105,016	8,624,337	8,004,976	7,604,662	8.42%	22.3%
Less: allowance for credit losses	134,192	134,476	126,272	120,049	125,559	(0.84)%	6.88%
Net loans	9,164,020	8,970,540	8,498,065	7,884,927	7,479,103	8.56%	22.5%
Premises and equipment, net	146,316	143,277	142,474	142,550	143,739	8.42%	1.79%
Other real estate owned, net	5,794	5,919	9,398	9,721	9,777	(8.38)%	(40.7)%
Operating lease right-of-use assets	60,043	61,444	41,070	41,037	41,686	(9.05)%	44.0%
Interest receivable	45,684	39,034	40,393	39,069	38,528	67.6%	18.6%
Mortgage servicing rights, at fair value	168,365	171,427	158,678	144,675	115,512	(7.09)%	45.8%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	12,368	13,407	14,515	15,709	16,953	(30.7)%	(27.0)%
Bank-owned life insurance	75,329	74,976	74,605	74,232	73,519	1.87%	2.46%
Other assets	227,956	242,754	183,102	218,500	172,236	(24.2)%	32.4%
Total assets	$12,847,756	$12,258,082	$12,193,862	$12,674,191	$12,597,686	19.1%	1.99%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,676,631	$2,966,514	$2,895,520	$2,787,698	$2,740,214	(38.8)%	(2.32)%
Interest-bearing checking	3,059,984	2,648,161	3,338,561	3,639,779	3,418,666	61.7%	(10.5)%
Money market and savings	3,697,245	3,228,337	3,131,463	3,513,485	3,546,936	57.6%	4.24%
Customer time deposits	1,420,131	1,160,726	1,171,941	1,046,899	1,103,594	88.7%	28.7%
Brokered and internet time deposits	1,843	2,344	5,817	8,417	27,487	(84.8)%	(93.3)%
Total deposits	10,855,834	10,006,082	10,543,302	10,996,278	10,836,897	33.7%	0.17%
Borrowings	415,677	722,940	160,400	155,733	171,778	(168.6)%	142.0%
Operating lease liabilities	69,754	70,610	45,917	45,528	46,367	(4.81)%	50.4%
Accrued expenses and other liabilities	180,973	177,196	124,298	96,783	109,949	8.46%	64.6%
Total liabilities	11,522,238	10,976,828	10,873,917	11,294,322	11,164,991	19.7%	3.20%
Shareholders' equity:
Common stock, $1 par value	46,738	46,926	46,882	47,488	47,549	(1.59)%	(1.71)%
Additional paid-in capital	861,588	867,139	864,614	888,168	892,529	(2.54)%	(3.47)%
Retained earnings	586,532	554,536	528,851	515,664	486,666	22.9%	20.5%
Accumulated other comprehensive (loss) income, net	(169,433)	(187,440)	(120,495)	(71,544)	5,858	(38.1)%	(2,992.3)%
Total common shareholders' equity	1,325,425	1,281,161	1,319,852	1,379,776	1,432,602	13.7%	(7.48)%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,325,518	1,281,254	1,319,945	1,379,869	1,432,695	13.7%	(7.48)%
Total liabilities and shareholders' equity	$12,847,756	$12,258,082	$12,193,862	$12,674,191	$12,597,686	19.1%	1.99%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	December 31, 2022			September 30, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$9,250,859	$132,171	5.67%	$8,810,094	$114,488	5.16%
Mortgage loans held for sale(b)	56,180	843	5.95%	124,358	1,626	5.19%
Commercial loans held for sale	33,640	311	3.67%	36,291	670	7.32%
Securities:(b)
Taxable	1,431,776	6,707	1.86%	1,469,934	6,843	1.85%
Tax-exempt(a)	295,698	2,442	3.28%	298,905	2,459	3.26%
Total securities(a)	1,727,474	9,149	2.10%	1,768,839	9,302	2.09%
Federal funds sold and reverse repurchase agreements	200,062	1,924	3.82%	160,597	877	2.17%
Interest-bearing deposits with other financial institutions	364,543	3,236	3.52%	361,684	1,850	2.03%
FHLB stock	58,623	745	5.04%	49,478	431	3.46%
Total interest-earning assets(a)	11,691,381	148,379	5.04%	11,311,341	129,244	4.53%
Noninterest-earning assets:
Cash and due from banks	136,334			109,681
Allowance for credit losses	(135,998)			(127,710)
Other assets	754,310			744,803
Total noninterest-earning assets	754,646			726,774
Total assets	$12,446,027			$12,038,115
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,702,960	$10,284	1.51%	$2,821,415	$5,831	0.82%
Money market(c)	2,976,759	15,196	2.03%	2,551,521	4,684	0.73%
Savings deposits	488,243	66	0.05%	515,882	70	0.05%
Customer time deposits(c)	1,310,505	5,902	1.79%	1,151,843	2,535	0.87%
Brokered and internet time deposits(c)	1,980	8	1.60%	3,501	13	1.47%
Time deposits	1,312,485	5,910	1.79%	1,155,344	2,548	0.87%
Total interest-bearing deposits	7,480,447	31,456	1.67%	7,044,162	13,133	0.74%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	27,140	28	0.41%	29,580	12	0.16%
Federal Home Loan Bank advances	349,859	3,428	3.89%	329,130	2,155	2.60%
Subordinated debt	126,054	2,182	6.87%	127,263	1,792	5.59%
Other borrowings	1,434	6	1.66%	1,457	7	1.91%
Total other interest-bearing liabilities	504,487	5,644	4.44%	487,430	3,966	3.23%
Total interest-bearing liabilities	7,984,934	37,100	1.84%	7,531,592	17,099	0.90%
Noninterest-bearing liabilities:
Demand deposits	2,886,297			2,973,650
Other liabilities	279,945			196,637
Total noninterest-bearing liabilities	3,166,242			3,170,287
Total liabilities	11,151,176			10,701,879
Total common shareholders' equity	1,294,758			1,336,143
Noncontrolling interest	93			93
Total equity	1,294,851			1,336,236
Total liabilities and shareholders' equity	$12,446,027			$12,038,115
Net interest income(a)		$111,279			$112,145
Interest rate spread(a)			3.20%			3.63%
Net interest margin(a)			3.78%			3.93%
Cost of total deposits			1.20%			0.52%
Average interest-earning assets to average interest-bearing liabilities			146.4%			150.2%
Tax-equivalent adjustment		$781			$761
Loans HFI yield components:
Contractual interest rate(a)		$126,955	5.45%		$106,405	4.79%
Origination and other loan fee income		4,244	0.18%		6,665	0.30%
Accretion on purchased loans		319	0.01%		949	0.05%
Nonaccrual interest		653	0.03%		469	0.02%
Total loans HFI yield		$132,171	5.67%		$114,488	5.16%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $932 and $931 of interest rate premium accretion on money market deposits, $156 and $180 of interest rate premium accretion on customer time deposits and $4 and $5 of interest rate premium accretion on brokered and internet time deposits for the three months ended December 31, 2022 and September 30, 2022, respectively.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid (continued)
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2022			March 31, 2022			December 31, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$8,323,778	$96,692	4.66%	$7,762,566	$82,463	4.31%	$7,452,342	$84,315	4.49%
Mortgage loans held for sale(b)	215,779	2,350	4.37%	470,005	3,566	3.08%	700,044	4,765	2.70%
Commercial loans held for sale	56,460	718	5.10%	78,567	928	4.79%	87,568	1,033	4.68%
Securities:(b)
Taxable	1,474,999	6,499	1.77%	1,380,897	5,420	1.59%	1,270,749	4,534	1.42%
Tax-exempt(a)	307,719	2,492	3.25%	318,849	2,523	3.21%	318,579	2,550	3.18%
Total securities(a)	1,782,718	8,991	2.02%	1,699,746	7,943	1.90%	1,589,328	7,084	1.77%
Federal funds sold	221,929	421	0.76%	206,829	192	0.38%	129,379	183	0.56%
Interest-bearing deposits with other financial institutions	1,081,474	1,551	0.58%	1,599,991	638	0.16%	1,280,183	479	0.15%
FHLB stock	34,536	246	2.86%	32,894	147	1.81%	28,525	142	1.98%
Total interest-earning assets(a)	11,716,674	110,969	3.80%	11,850,598	95,877	3.28%	11,267,369	98,001	3.45%
Noninterest-earning assets:
Cash and due from banks	91,230			93,419			102,398
Allowance for credit losses	(120,297)			(125,980)			(139,684)
Other assets	739,872			823,452			855,734
Total noninterest-earning assets	710,805			790,891			818,448
Total assets	$12,427,479			$12,641,489			$12,085,817
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,415,135	$3,285	0.39%	$3,559,755	$2,457	0.28%	$2,983,741	$2,169	0.29%
Money market(c)	2,842,026	1,416	0.20%	3,017,746	1,572	0.21%	3,017,574	2,053	0.27%
Savings deposits	508,511	68	0.05%	487,945	64	0.05%	463,002	63	0.05%
Customer time deposits(c)	1,129,668	1,798	0.64%	1,077,386	1,320	0.50%	1,123,955	1,492	0.53%
Brokered and internet time deposits(c)	6,387	24	1.51%	16,065	49	1.24%	27,812	71	1.01%
Time deposits	1,136,055	1,822	0.64%	1,093,451	1,369	0.51%	1,151,767	1,563	0.54%
Total interest-bearing deposits	7,901,727	6,591	0.33%	8,158,897	5,462	0.27%	7,616,084	5,848	0.30%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	27,233	12	0.18%	30,056	14	0.19%	41,338	21	0.20%
Subordinated debt	129,691	1,434	4.43%	129,578	1,460	4.57%	129,493	1,591	4.87%
Other borrowings	1,480	6	1.63%	1,502	9	2.43%	1,525	4	1.04%
Total other interest-bearing liabilities	158,404	1,452	3.68%	161,136	1,483	3.73%	172,356	1,616	3.72%
Total interest-bearing liabilities	8,060,131	8,043	0.40%	8,320,033	6,945	0.34%	7,788,440	7,464	0.38%
Noninterest-bearing liabilities:
Demand deposits	2,879,662			2,767,087			2,747,394
Other liabilities	134,892			138,291			137,903
Total noninterest-bearing liabilities	3,014,554			2,905,378			2,885,297
Total liabilities	11,074,685			11,225,411			10,673,737
Total common shareholders' equity	1,352,701			1,415,985			1,411,987
Noncontrolling interest	93			93			93
Total equity	1,352,794			1,416,078			1,412,080
Total liabilities and shareholders' equity	$12,427,479			$12,641,489			$12,085,817
Net interest income(a)		$102,926			$88,932			$90,537
Interest rate spread(a)			3.40%			2.94%			3.07%
Net interest margin(a)			3.52%			3.04%			3.19%
Cost of total deposits			0.25%			0.20%			0.22%
Average interest-earning assets to average interest-bearing liabilities			145.4%			142.4%			144.7%
Tax-equivalent adjustment		$755			$750			$782
Loans HFI yield components:
Contractual interest rate(a)		$88,005	4.24%		$79,789	4.12%		$78,324	4.17%
Origination and other loan fee income		6,927	0.33%		4,982	0.26%		6,084	0.33%
Accretion (amortization) on purchased loans		64	—%		(2,352)	(0.12)%		(726)	(0.04)%
Nonaccrual interest		546	0.03%		1,044	0.05%		633	0.03%
Syndication fee income		1,150	0.06%		—	—%		—	—%
Total loans HFI yield		$96,692	4.66%		$82,463	4.31%		$84,315	4.49%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $932, $932, and $932 of interest rate premium accretion on money market deposits, $207, $248, and $316 of interest rate premium accretion on customer time deposits, and $11, $42, and $83 of interest rate premium accretion on brokered and internet deposits for the three months ended June 30, 2022, March 31, 2022, and, December 31, 2021, respectively.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid (continued)
(Unaudited)
(In Thousands, Except %)
	Year Ended			Year Ended
	December 31, 2022			December 31, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$8,541,650	$425,814	4.99%	$7,197,213	$334,861	4.65%
Mortgage loans held for sale(b)	215,952	8,385	3.88%	696,313	18,690	2.68%
Commercial loans held for sale	51,075	2,627	5.14%	136,359	6,098	4.47%
Securities:(b)
Taxable	1,439,745	25,469	1.77%	1,050,207	15,186	1.45%
Tax-exempt(a)	305,212	9,916	3.25%	321,911	10,356	3.22%
Total securities(a)	1,744,957	35,385	2.03%	1,372,118	25,542	1.86%
Federal funds sold and reverse repurchase agreements	197,235	3,414	1.73%	128,724	379	0.29%
Interest-bearing deposits with other financial institutions	843,779	7,275	0.86%	1,427,332	1,902	0.13%
FHLB stock	43,969	1,569	3.57%	30,022	612	2.04%
Total interest-earning assets(a)	11,638,617	484,469	4.16%	10,988,081	388,084	3.53%
Noninterest-earning assets:
Cash and due from banks	107,814			128,977
Allowance for loan losses	(127,499)			(153,301)
Other assets	758,918			884,703
Total noninterest-earning assets	739,233			860,379
Total assets	$12,377,850			$11,848,460
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,121,638	$21,857	0.70%	$2,924,388	$10,174	0.35%
Money market(e)	2,846,101	22,868	0.80%	2,973,662	10,806	0.36%
Savings deposits	500,189	268	0.05%	421,252	233	0.06%
Customer time deposits(e)	1,167,947	11,555	0.99%	1,246,912	8,384	0.67%
Brokered and internet time deposits(e)	6,935	94	1.36%	34,943	592	1.69%
Time deposits	1,174,882	11,649	0.99%	1,281,855	8,976	0.70%
Total interest-bearing deposits	7,642,810	56,642	0.74%	7,601,157	30,189	0.40%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	28,497	66	0.23%	36,453	98	0.27%
Federal Home Loan Bank advances(g)	171,142	5,583	3.26%	—	—	—%
Subordinated debt(f)	127,799	6,868	5.37%	149,097	7,316	4.91%
Other borrowings	1,468	28	1.91%	2,626	25	0.95%
Total other interest-bearing liabilities	328,906	12,545	3.81%	188,176	7,439	3.95%
Total interest-bearing liabilities	7,971,716	69,187	0.87%	7,789,333	37,628	0.48%
Noninterest-bearing liabilities:
Demand deposits	2,877,266			2,545,494
Other liabilities	179,192			151,903
Total noninterest-bearing liabilities	3,056,458			2,697,397
Total liabilities	11,028,174			10,486,730
Total common shareholders' equity	1,349,583			1,361,637
Noncontrolling interest	93			93
Total equity	1,349,676			1,361,730
Total liabilities and shareholders' equity	$12,377,850			$11,848,460
Net interest income(a)		$415,282			$350,456
Interest rate spread(a)			3.29%			3.05%
Net interest margin(a)			3.57%			3.19%
Cost of total deposits			0.54%			0.30%
Average interest-earning assets to average interest-bearing liabilities			146.0%			141.1%
Tax equivalent adjustment		$3,047			$3,086
Loans HFI yield components:
Contractual interest rate(a)(c)		$400,154	4.69%		$307,429	4.27%
Origination and other loan fee income(c)		22,818	0.27%		26,029	0.36%
Amortization on purchased loans		(1,020)	(0.01)%		(853)	(0.01)%
Nonaccrual interest		2,712	0.03%		2,256	0.03%
Syndication fee income		1,150	0.01%		—	—%
Total loans HFI yield		$425,814	4.99%		$334,861	4.65%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $814 of loan contractual interest and $3,274 of loan fees related to PPP loans for the year ended December 31, 2021. There was no meaningful interest income recognized from PPP loans during the year ended December 31, 2022.
(d) Includes $1,570 and $81,753 of average PPP loan balances during the years ended December 31, 2022 and 2021.
(e) Includes $3,727 and $3,727 of interest rate premium accretion on money market deposits, $791 and 2,177 of interest rate mark accretion on customer time deposits and $62 and $462 of interest rate mark accretion on brokered and internet deposits for the years ended December 31, 2022 and 2021, respectively.
(f) Includes $369 interest rate premium accretion on subordinated debt for the year ended December 31, 2021.

FB Financial Corporation	10

Loans and Deposits by Market
(Unaudited)
(In Thousands)

	2022				2021
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Loans by market
Metropolitan	$7,710,999	$7,496,090	$7,005,014	$6,470,116	$6,127,930
Community	670,043	669,810	682,134	704,254	738,249
Specialty lending and other	917,170	939,116	937,189	830,606	738,483
Total	$9,298,212	$9,105,016	$8,624,337	$8,004,976	$7,604,662
Deposits by market
Metropolitan	$6,944,678	$6,140,632	$6,670,308	$7,007,149	$6,981,639
Community	2,671,326	2,584,629	2,624,380	2,580,610	2,436,548
Mortgage and other(a)	1,239,830	1,280,821	1,248,614	1,408,519	1,418,710
Total	$10,855,834	$10,006,082	$10,543,302	$10,996,278	$10,836,897
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2022				2021
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Banking segment
Net interest income	$110,498	$111,384	$102,171	$88,184	$89,616
Provisions for credit losses	(456)	11,367	12,318	(4,247)	(10,769)
Noninterest income	8,345	10,293	10,699	11,983	21,850
Other noninterest expense	66,926	65,886	59,320	59,584	60,104
Pre-tax income after allocations	$52,373	$44,424	$41,232	$44,830	$62,131
Total assets	$12,228,451	$11,648,610	$11,469,762	$11,890,847	$11,540,560
Intracompany funding income included in net interest income	4,247	4,143	4,850	5,666	6,325
Core efficiency ratio*	54.7%	53.8%	51.3%	58.7%	57.5%
Mortgage segment
Net interest income	$—	$—	$—	$(2)	$139
Mortgage banking income	9,106	12,384	22,559	29,531	31,350
Other noninterest income	18	(85)	(44)	(122)	19
Mortgage restructuring expense	—	—	12,458	—	—
Other noninterest expense	13,304	15,961	25,219	29,688	30,798
Direct (loss) contribution	$(4,180)	$(3,662)	$(15,162)	$(281)	$710
Total assets	$619,305	$609,472	$724,100	$783,344	$1,057,126
Intracompany funding expense included in net interest income	4,247	4,143	4,850	5,666	6,325
Core efficiency ratio*	145.4%	128.9%	111.8%	100.5%	97.8%
Interest rate lock commitments volume
Direct-to-consumer
Purchase	$—	$—	$74,704	$248,723	$182,037
Refinance	—	—	21,052	319,369	614,863
Total direct-to-consumer	$—	$—	$95,756	$568,092	$796,900
Retail:
Purchase	$238,896	$350,909	$513,309	$497,937	$450,878
Refinance	42,754	57,970	91,805	243,078	236,804
Total retail	$281,650	$408,879	$605,114	$741,015	$687,682
Total interest rate lock commitments volume	$281,650	$408,879	$700,870	$1,309,107	$1,484,582
Interest rate lock commitments pipeline (period end)
Direct-to-consumer	$—	$—	$11,249	$210,167	$272,401
Retail	118,313	188,430	281,467	331,393	214,995
Total	$118,313	$188,430	$292,716	$541,560	$487,396
Mortgage loan sales
Direct-to-consumer	$6,972	$48,490	$325,608	$650,740	$765,535
Retail	259,862	521,165	544,080	633,742	647,066
Total	$266,834	$569,655	$869,688	$1,284,482	$1,412,601
Gains and fees from origination and sale of mortgage loans held for sale	$8,967	$11,085	$21,099	$29,397	$37,538
Net change in fair value of loans held for sale, derivatives, and other	(2,270)	(2,460)	(5,354)	(7,548)	(12,478)
Mortgage servicing income	7,264	8,104	7,966	7,429	7,632
Change in fair value of mortgage servicing rights, net of hedging	(4,855)	(4,345)	(1,152)	253	(1,342)
Total mortgage banking income	$9,106	$12,384	$22,559	$29,531	$31,350
Mortgage sale margin(a)	3.36%	1.95%	2.43%	2.29%	2.66%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio
As of the Quarter Ended
(Unaudited)
(In Thousands, Except %)
	2022								2021
	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,645,783	18%	$1,534,159	17%	$1,479,424	17%	$1,380,600	17%	$1,290,565	17%
Construction	1,657,488	18%	1,679,497	18%	1,575,331	18%	1,468,811	19%	1,327,659	17%
Residential real estate:
1-to-4 family mortgage	1,573,121	17%	1,545,252	17%	1,457,452	17%	1,346,349	17%	1,270,467	17%
Residential line of credit	496,660	5%	460,774	5%	425,485	5%	392,740	5%	383,039	5%
Multi-family mortgage	479,572	5%	394,366	4%	391,970	5%	400,501	5%	326,551	4%
Commercial real estate:
Owner occupied	1,114,580	12%	1,158,343	13%	1,053,872	12%	978,436	12%	951,582	13%
Non-owner occupied	1,964,010	21%	1,954,219	22%	1,885,122	22%	1,706,546	21%	1,730,165	23%
Consumer and other	366,998	4%	378,406	4%	355,681	4%	330,993	4%	324,634	4%
Total loans HFI	$9,298,212	100%	$9,105,016	100%	$8,624,337	100%	$8,004,976	100%	$7,604,662	100%
Variable interest rate portfolio percentage		47%		47%		48%		49%		49%
Variable interest rate portfolio percentage with maturity dates due after one year		40%		42%		42%		44%		44%

Unfunded loan commitments
Commercial and Industrial	$1,026,078	29%	$1,062,657	29%	$1,003,189	30%	$819,924	26%	$769,463	25%
Construction	1,639,015	46%	1,696,733	45%	1,522,155	47%	1,599,738	50%	1,558,429	50%
Residential real estate:
1-to-4 family mortgage	829	—%	868	—%	949	—%	1,118	—%	2,010	—%
Residential line of credit	655,090	18%	640,834	18%	596,236	18%	579,098	18%	552,532	18%
Multi-family mortgage	17,092	1%	28,407	1%	11,742	—%	13,742	—%	13,331	—%
Commercial real estate:
Owner occupied	41,954	1%	63,457	2%	49,924	1%	48,769	2%	53,952	2%
Non-owner occupied	145,208	4%	136,163	4%	96,462	3%	101,335	3%	109,825	4%
Consumer and other	26,634	1%	30,358	1%	48,349	1%	32,261	1%	26,519	1%
Total unfunded loans HFI	$3,551,900	100%	$3,659,477	100%	$3,329,006	100%	$3,195,985	100%	$3,086,061	100%
(a) Includes PPP loan balances of $767, $851, $1,289, $2,062, and $3,990 as of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively.

FB Financial Corporation	13

Asset Quality
As of or for the Quarter Ended
(Unaudited)
(In Thousands, Except %)
	2022				2021
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Allowance for credit losses roll forward summary
Allowance for credit losses at the beginning of the period	$134,476	$126,272	$120,049	$125,559	$139,446
Charge-offs	(1,273)	(461)	(2,388)	(579)	(3,225)
Recoveries	837	476	430	1,198	984
Provision for credit losses	152	8,189	8,181	(6,129)	(11,646)
Allowance for credit losses at the end of the period	$134,192	$134,476	$126,272	$120,049	$125,559
Allowance for credit losses as a percentage of total loans HFI	1.44%	1.48%	1.46%	1.50%	1.65%
Allowance for credit losses on unfunded commitments	$22,969	$23,577	$20,399	$16,262	$14,380
Charge-offs
Commercial and Industrial	$(332)	$—	$(1,751)	$(4)	$(1,224)
Residential real estate:
1-to-4 family mortgage	(34)	(20)	(23)	—	(5)
Multi-family mortgage	—	—	—	—	(1)
Commercial real estate:
Owner occupied	(15)	—	—	—	—
Non-owner occupied	(268)	—	—	—	(1,566)
Consumer and other	(624)	(441)	(614)	(575)	(429)
Total charge-offs	(1,273)	(461)	(2,388)	(579)	(3,225)
Recoveries
Commercial and Industrial	679	342	26	958	626
Construction	—	—	11	—	—
Residential real estate:
1-to-4 family mortgage	15	13	14	12	27
Residential line of credit	—	—	16	1	99
Commercial real estate:
Owner occupied	12	51	15	10	13
Consumer and other	131	70	348	217	219
Total recoveries	837	476	430	1,198	984
Net (charge-offs) recoveries	$(436)	$15	$(1,958)	$619	$(2,241)
Net charge-offs (recoveries) as a percentage of average total loans	0.02%	0.00%	0.09%	(0.03)%	0.12%
Nonperforming assets(a)
Past due 90 days or more and accruing interest	$18,415	$16,002	$14,585	$12,873	$11,735
Nonaccrual	27,431	26,625	29,535	27,826	35,568
Total nonperforming loans held for investment	45,846	42,627	44,120	40,699	47,303
Commercial loans held for sale	9,289	—	1,459	5,087	5,217
Mortgage loans held for sale(b)	26,211	26,485	—	—	—
Other real estate owned:
Foreclosed	3,678	3,452	6,418	6,692	6,429
Excess land and facilities	2,116	2,467	2,980	3,029	3,348
Other assets	351	639	527	453	686
Total nonperforming assets	$87,491	$75,670	$55,504	$55,960	$62,983
Total nonperforming loans as a percentage of loans held for investment	0.49%	0.47%	0.51%	0.51%	0.62%
Total nonperforming assets as a percentage of total assets(b)	0.68%	0.62%	0.46%	0.44%	0.50%
Total nonaccrual loans as a percentage of total loans HFI	0.30%	0.29%	0.34%	0.35%	0.47%
Loans restructured as troubled debt restructurings	$13,854	$14,959	$17,054	$20,601	$32,435
Troubled debt restructurings as a percentage of loans held for investment	0.15%	0.16%	0.20%	0.26%	0.43%
(a) Nonperforming assets include guaranteed repurchased loans previously sold of $5,189, $4,122, $4,003, $5,741, and $4,000 as of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively.
(b) Includes optional right to repurchase seriously delinquent government guaranteed GNMA mortgage loans previously sold as of September 30, 2022 and December 31, 2022 as a result of a prospective change in accounting estimate during the third quarter of 2022.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2022	December 31, 2021

Total Common Shareholders' Equity	$1,325,425	$1,432,602
Less:
Goodwill	242,561	242,561
Other intangibles	12,368	16,953
Tangible Common Equity	$1,070,496	$1,173,088

Total Assets	$12,847,756	$12,597,686
Less:
Goodwill	242,561	242,561
Other intangibles	12,368	16,953
Tangible Assets	$12,592,827	$12,338,172

Preliminary Total Risk-Weighted Assets	$11,648,904	$9,904,606

Total Common Equity to Total Assets	10.3%	11.4%
Tangible Common Equity to Tangible Assets*	8.50%	9.51%

	December 31, 2022	December 31, 2021
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,285,386	$1,221,874
Tier 1 Capital	1,315,386	1,251,874
Total Capital	1,528,344	1,434,581

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.0%	12.3%
Tier 1 Risk-Based	11.3%	12.6%
Total Risk-Based	13.1%	14.5%
Tier 1 Leverage	10.5%	10.5%
(a) Reflects CECL transition relief of $30,676 and $40,901 add-back for the period ending December 31, 2022 and 2021 , respectively, and $35,078 and $46,771 disallowed from add-back to Tier 2 capital for the period ended December 31, 2022 and 2021, respectively.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	15

Investment Portfolio
(Unaudited)
(In Thousands, Except %)

	2022								2021
Securities (at fair value)	Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
Available-for-sale debt securities
U.S. government agency securities	$40,062	3%	$39,831	3%	$42,059	3%	$38,882	2%	$33,870	2%
Mortgage-backed securities - residential	1,034,193	71%	1,057,763	72%	1,164,932	72%	1,232,256	73%	1,269,372	76%
Mortgage-backed securities - commercial	17,644	1%	17,847	1%	20,668	1%	14,307	1%	15,250	1%
Municipals, tax exempt	264,420	18%	252,143	17%	273,164	17%	310,138	18%	338,610	20%
Treasury securities	107,680	7%	107,297	7%	109,793	7%	80,173	5%	14,908	1%
Corporate securities	7,187	—%	7,290	—%	7,625	—%	7,769	1%	6,515	—%
Total available-for-sale debt securities	1,471,186	100%	1,482,171	100%	1,618,241	100%	1,683,525	100%	1,678,525	100%
Equity securities	2,990	—%	2,962	—%	3,103	—%	3,213	—%	3,367	—%
Total securities	$1,474,176	100%	$1,485,133	100%	$1,621,344	100%	$1,686,738	100%	$1,681,892	100%
Securities to total assets	11.5%		12.1%		13.3%		13.3%		13.4%
Unrealized (loss) gain on available-for-sale debt securities	$(234,388)		$(258,614)		$(167,510)		$(100,933)		$4,727

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022				2021
Adjusted net income	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Income before income taxes	$48,193	$40,762	$26,070	$44,549	$62,841
Plus mortgage restructuring expenses	—	—	12,458	—	—
Less other non-operating items(1)	(2,562)	(387)	(2,010)	(174)	8,499
Adjusted pre-tax net income	50,755	41,149	40,538	44,723	54,342
Adjusted income tax expense	10,710	9,032	10,487	9,358	11,791
Adjusted net income	$40,045	$32,117	$30,051	$35,365	$42,551
Weighted average common shares outstanding - fully diluted	47,036,742	47,024,611	47,211,650	47,723,902	47,896,715
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.81	$0.68	$0.41	$0.74	$1.02
Plus mortgage restructuring expenses	—	—	0.27	—	—
Less other non-operating items	(0.05)	—	(0.04)	—	0.18
Less tax effect	0.01	—	0.08	—	(0.05)
Adjusted diluted earnings per common share	$0.85	$0.68	$0.64	$0.74	$0.89
(1) 4Q22 includes a $2,562 loss from change in fair value of commercial loans held for sale acquired from Franklin; 3Q22 includes a $387 loss from change in fair value of commercial loans held for sale acquired from Franklin; 2Q22 includes a $2,010 loss from change in fair value of commercial loans held for sale acquired from Franklin; 1Q22 includes a $174 loss from change in fair value of commercial loans held for sale acquired from Franklin; 4Q21 includes $9,921 gain from change in fair value of commercial loans held for sale acquired from Franklin and $1,422 related to certain nonrecurring charitable contributions;

	2022				2021
Adjusted pre-tax pre-provision earnings	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Income before income taxes	$48,193	$40,762	$26,070	$44,549	$62,841
Plus provisions for credit losses	(456)	11,367	12,318	(4,247)	(10,769)
Pre-tax pre-provision earnings	47,737	52,129	38,388	40,302	52,072
Plus mortgage restructuring expenses	—	—	12,458	—	—
Less other non-operating items	(2,562)	(387)	(2,010)	(174)	8,499
Adjusted pre-tax pre-provision earnings	$50,299	$52,516	$52,856	$40,476	$43,573

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted net income	2022	2021	2020	2019	2018
Income before income taxes	$159,574	$243,051	$82,461	$109,539	$105,854
Plus mortgage restructuring, offering, and merger and conversion expenses	12,458	605	34,879	7,380	2,265
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	66,136	—	—
Less other non-operating items(1)	(5,133)	11,032	(4,400)	—	—
Adjusted pre-tax net income	177,165	232,624	187,876	116,919	108,119
Adjusted income tax expense(2)	39,587	51,553	45,944	27,648	26,034
Adjusted net income	$137,578	$181,071	$141,932	$89,271	$82,085
Weighted average common shares outstanding - fully diluted	47,239,791	47,955,880	38,099,744	31,402,897	31,314,981
Adjusted diluted earnings per common share
Diluted earnings per common share	$2.64	$3.97	$1.67	$2.65	$2.55
Plus mortgage restructuring, offering, and merger and conversion expenses	0.26	0.01	0.92	0.24	0.07
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	1.74	—	—
Less other non-operating items	(0.11)	0.22	(0.11)	—	—
Less tax effect	0.10	(0.02)	0.71	0.06	0.01
Adjusted diluted earnings per common share	$2.91	$3.78	$3.73	$2.83	$2.61
(1) 2022 includes a $5,133 loss from change in fair value of commercial loans held for sale acquired from Franklin; 2021 includes a $11,172 gain from change in fair value on commercial loans held for sale acquired from Franklin, a loss on swap cancellation of $1,510, a $2,005 gain on other real estate owned, a $787 gain from lease terminations and $1,422 related to certain nonrecurring charitable contributions; 2020 includes $6,838 FHLB prepayment penalties, $1,505 losses on other real estate owned offset by $715 cash life insurance benefit and $3,228 gain from change in fair value on commercial loans held for sale acquired from Franklin.

(2) 2021 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

Adjusted pre-tax pre-provision earnings	2022	2021	2020	2019	2018
Income before income taxes	$159,574	$243,051	$82,461	$109,539	$105,854
Plus provisions for credit losses	18,982	(40,993)	107,967	7,053	5,398
Pre-tax pre-provision earnings	178,556	202,058	190,428	116,592	111,252
Plus mortgage restructuring, offering, and merger and conversion expenses	12,458	605	34,879	7,380	2,265
Less other non-operating items	(5,133)	11,032	(4,400)	—	—
Adjusted pre-tax pre-provision earnings	$196,147	$191,631	$229,707	$123,972	$113,517

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022				2021
Core efficiency ratio (tax-equivalent basis)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total noninterest expense	$80,230	$81,847	$96,997	$89,272	$90,902
Less mortgage restructuring expenses	—	—	12,458	—	—
Less certain charitable contributions	—	—	—	—	1,422
Core noninterest expense	$80,230	$81,847	$84,539	$89,272	$89,480
Net interest income (tax-equivalent basis)	$111,279	$112,145	$102,926	$88,932	$90,537
Total noninterest income	17,469	22,592	33,214	41,392	53,219
Less (loss) gain on change in fair value on commercial loans held for sale	(2,562)	(387)	(2,010)	(174)	9,921
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(252)	429	(8)	(434)	187
Less gain (loss) from securities, net	25	(140)	(109)	(152)	46
Core noninterest income	20,258	22,690	35,341	42,152	43,065
Core revenue	$131,537	$134,835	$138,267	$131,084	$133,602
Efficiency ratio (GAAP)(a)	62.7%	61.1%	71.6%	68.9%	63.6%
Core efficiency ratio (tax-equivalent basis)	61.0%	60.7%	61.1%	68.1%	67.0%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2022				2021
Banking segment core efficiency ratio (tax equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Core noninterest expense	$80,230	$81,847	$84,539	$89,272	$89,480
Less Mortgage segment core noninterest expense	13,304	15,961	25,219	29,688	30,798
Banking segment core noninterest expense	$66,926	$65,886	$59,320	$59,584	$58,682
Banking segment net interest income (tax-equivalent basis)	$111,279	$112,145	$102,926	$88,934	$90,398
Core noninterest income	20,258	22,690	35,341	42,152	43,065
Less Mortgage segment core noninterest income	9,148	12,384	22,559	29,531	31,350
Banking segment core noninterest income	11,110	10,306	12,782	12,621	11,715
Core revenue	131,537	134,835	138,267	131,084	133,602
Less Mortgage segment core total revenue	9,148	12,384	22,559	29,529	31,489
Banking segment core total revenue	$122,389	$122,451	$115,708	$101,555	$102,113
Banking segment core efficiency ratio (tax-equivalent basis)	54.7%	53.8%	51.3%	58.7%	57.5%

Mortgage segment core efficiency ratio (tax-equivalent)
Mortgage segment noninterest expense	$13,304	$15,961	$37,677	$29,688	$30,798
Less mortgage restructuring expense	—	—	12,458	—	—
Mortgage segment core noninterest expense	$13,304	$15,961	$25,219	$29,688	$30,798
Mortgage segment net interest income	—	—	—	(2)	139
Mortgage segment noninterest income	9,124	12,299	22,515	29,409	31,369
Less (loss) gain on sales or write-downs of other real estate owned	(24)	(85)	(44)	(122)	19
Mortgage segment core noninterest income	9,148	12,384	22,559	29,531	31,350
Mortgage segment core total revenue	$9,148	$12,384	$22,559	$29,529	$31,489
Mortgage segment core efficiency ratio (tax-equivalent basis)	145.4%	128.9%	111.8%	100.5%	97.8%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
As of or for the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022				2021
Adjusted Banking segment pre-tax pre-provision earnings	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Banking segment pre-tax net contribution	$52,373	$44,424	$41,232	$44,830	$62,131
Plus provisions for credit losses	(456)	11,367	12,318	(4,247)	(10,769)
Banking segment pre-tax pre-provision earnings	51,917	55,791	53,550	40,583	51,362
Less other non-operating items	(2,562)	(387)	(2,010)	(174)	8,499
Adjusted Banking segment pre-tax pre-provision earnings	$54,479	$56,178	$55,560	$40,757	$42,863

	2022				2021
Adjusted Mortgage segment (loss) contribution	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Mortgage segment pre-tax net (loss) contribution	$(4,180)	$(3,662)	$(15,162)	$(281)	$710
Plus mortgage restructuring expense	—	—	12,458	—	—
Adjusted Mortgage segment pre-tax net (loss) contribution	$(4,180)	$(3,662)	$(2,704)	$(281)	$710

	2022				2021
Tangible assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Tangible assets
Total assets	$12,847,756	$12,258,082	$12,193,862	$12,674,191	$12,597,686
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	12,368	13,407	14,515	15,709	16,953
Tangible assets	$12,592,827	$12,002,114	$11,936,786	$12,415,921	$12,338,172
Tangible common equity
Total common shareholders' equity	$1,325,425	$1,281,161	$1,319,852	$1,379,776	$1,432,602
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	12,368	13,407	14,515	15,709	16,953
Tangible common equity	$1,070,496	$1,025,193	$1,062,776	$1,121,506	$1,173,088
Less accumulated other comprehensive (loss) income, net	(169,433)	(187,440)	(120,495)	(71,544)	5,858
Adjusted tangible common equity	$1,239,929	$1,212,633	$1,183,271	$1,193,050	$1,167,230
Common shares outstanding	46,737,912	46,926,377	46,881,896	47,487,874	47,549,241
Book value per common share	$28.36	$27.30	$28.15	$29.06	$30.13
Tangible book value per common share	$22.90	$21.85	$22.67	$23.62	$24.67
Adjusted tangible book value per common share	$26.53	$25.84	$25.24	$25.12	$24.55
Total common shareholders' equity to total assets	10.3%	10.5%	10.8%	10.9%	11.4%
Tangible common equity to tangible assets	8.50%	8.54%	8.90%	9.03%	9.51%

FB Financial Corporation	20

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022				2021
Return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Average common shareholders' equity	$1,294,758	$1,336,143	$1,352,701	$1,415,985	$1,411,987
Less average goodwill	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	12,865	13,953	15,144	16,376	17,580
Average tangible common equity	$1,039,332	$1,079,629	$1,094,996	$1,157,048	$1,151,846
Net income	$38,143	$31,831	$19,345	$35,236	$48,827
Return on average common equity	11.7%	9.45%	5.74%	10.1%	13.7%
Return on average tangible common equity	14.6%	11.7%	7.09%	12.4%	16.8%
Adjusted net income	$40,045	$32,117	$30,051	$35,365	$42,551
Adjusted return on average tangible common equity	15.3%	11.8%	11.0%	12.4%	14.7%
Adjusted pre-tax pre-provision earnings	$50,299	$52,516	$52,856	$40,476	$43,573
Adjusted pre-tax pre-provision return on average tangible common equity	19.2%	19.3%	19.4%	14.2%	15.0%

Return on average tangible common equity	2022	2021	2020	2019	2018
Average common shareholders' equity	$1,349,583	$1,361,637	$966,336	$723,494	$629,922
Less average goodwill	242,561	242,561	199,104	160,587	137,190
Less average intangibles, net	14,573	19,606	22,659	17,236	12,815
Average tangible common equity	$1,092,449	$1,099,470	$744,573	$545,671	$479,917
Net income	$124,555	$190,285	$63,621	$83,814	$80,236
Return on average common equity	9.23%	14.0%	6.58%	11.6%	12.7%
Return on average tangible common equity	11.4%	17.3%	8.54%	15.4%	16.7%
Adjusted net income	$137,578	$181,071	$141,932	$89,271	$82,085
Adjusted return on average tangible common equity	12.6%	16.5%	19.1%	16.4%	17.1%
Adjusted pre-tax pre-provision earnings	$196,147	$191,631	$229,707	$123,972	$113,517
Adjusted pre-tax pre-provision return on average tangible common equity	18.0%	17.4%	30.9%	22.7%	23.7%

	2022				2021
Adjusted return on average assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net income	$38,143	$31,831	$19,345	$35,236	$48,827
Average assets	12,446,027	12,038,115	12,427,479	12,641,489	12,085,817
Average common equity	1,294,758	1,336,143	1,352,701	1,415,985	1,411,987
Return on average assets	1.22%	1.05%	0.62%	1.13%	1.60%
Return on average common equity	11.7%	9.45%	5.74%	10.1%	13.7%
Adjusted net income	$40,045	$32,117	$30,051	$35,365	$42,551
Adjusted return on average assets	1.28%	1.06%	0.97%	1.13%	1.40%
Adjusted return on average common equity	12.3%	9.54%	8.91%	10.1%	12.0%
Adjusted pre-tax pre-provision earnings	$50,299	$52,516	$52,856	$40,476	$43,573
Adjusted pre-tax pre-provision return on average assets	1.60%	1.73%	1.71%	1.30%	1.43%
Adjusted pre-tax pre-provision return on average common equity	15.4%	15.6%	15.7%	11.6%	12.2%

FB Financial Corporation	21

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted return on average assets and equity	2022	2021	2020	2019	2018
Net income	$124,555	$190,285	$63,621	$83,814	$80,236
Average assets	12,377,850	11,848,460	8,438,100	5,777,672	4,844,865
Average common equity	1,349,583	1,361,637	966,336	723,494	629,922
Return on average assets	1.01%	1.61%	0.75%	1.45%	1.66%
Return on average common equity	9.23%	14.0%	6.58%	11.6%	12.7%
Adjusted net income	$137,578	$181,071	$141,932	$89,271	$82,085
Adjusted return on average assets	1.11%	1.53%	1.68%	1.55%	1.69%
Adjusted return on average common equity	10.2%	13.3%	14.7%	12.3%	13.0%
Adjusted pre-tax pre-provision earnings	$196,147	$191,631	$229,707	$123,972	$113,517
Adjusted pre-tax pre-provision return on average assets	1.58%	1.62%	2.72%	2.15%	2.34%
Adjusted pre-tax pre-provision return on average common equity	14.5%	14.1%	23.8%	17.1%	18.0%

FB Financial Corporation	22